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                                                                  EXHIBIT 10.32

IBM CREDIT CORPORATION                                        Stamford, CT 06904

                          TERM LEASE MASTER AGREEMENT

NAME AND ADDRESS OF LESSEE:                        AGREEMENT NO.:
ISIS 2000 LP
2001 BRYAN ST.                                     BRANCH OFFICE NO.: YQ4
DALLAS, TX 75201
                                                   CUSTOMER NO.:

  BRANCH OFFICE ADDRESS:  1605 LBJ FREEWAY
                          DALLAS, TX 75234-6043

The Lessor pursuant to this Term Lease Master Agreement (Agreement) will be (a) IBM Credit Corporation, or a subsidiary or affiliate thereof, (b) a partnership in which IBM Credit Corporation is a partner, or (c) a related business enterprise for whom IBM Credit Corporation is the agent (Lessor). The subject matter of the lease shall be machines, field installable upgrades, feature additions or accessories marketed by International Business Machines Corporation (IBM) and shall be referred to as Equipment. Any lease transaction requested by Lessee and accepted by Lessor shall be specified in a Term Lease Supplement (Supplement). A Supplement shall refer to and incorporate by reference this Agreement and, when signed by the parties, shall constitute the lease (Lease) for the Equipment specified therein. Additional details pertaining to a Lease shall be specified in a Supplement. A Supplement may also specify additional terms and conditions as well as other amounts to be financed (Financing). Financing may include licensed program material charges (LPM Charges) for licensed programs marketed by IBM under the referenced IBM license agreement (License Agreement).

        1. OPTIONS. The Supplement shall designate various lease and financing options. Option A is a Lease available only for Modifications (Paragraph 23) to Equipment under Option A prior to enactment of the Tax Reform Act of 1986. Option B is a Lease with a fair market purchase option at the end of the Lease. For Equipment under Option B Prime (B), Lessor assumes for tax purposes that Lessee is the owner. For financing LPM Charges, Option S will apply.
        2. CREDIT REVIEW. For each Lease, Lessee consent to any reasonably credit investigation and review by Lessor.
        3. AGREEMENT TERM. This Agreement shall be effective when signed by both parties and may be terminated by either party upon one month's written notice. However, each Lease then in effect shall survive any termination of this Agreement.
        4. CHANGES. Lessor may, upon prior written notice, change the terms and conditions of this Agreement. Any change will apply on the effective date specified in the notice to Leases which have an Estimated Shipment Date, or Effective Date for Additional License, one month or more after the date of notice. By notice to Lessor in writing prior to delivery, or Effective Date for Additional License, and within 15 days after receipt of such notice, Lessee may terminate the Lease for an affected item. Otherwise, the change shall apply.
        5. ADVANCE RENT. Lessee shall pay to Lessor, prior to Lessor's acceptance of a Lease, Advance Rent, if specified. Advance Rent shall be refunded if Lessor for any reason does not accept the Lease or Lessee terminates the Lease in accordance with Paragraph 4, 12 or 15.
        6. SELECTION AND USE OF EQUIPMENT, PROGRAMMING AND LICENSED PROGRAM MATERIALS. Lessee agrees that it shall be responsible for the selection, use of, and results obtained from, the Equipment, any programming supplied by IBM without additional charge for use on the Equipment (Programming) licensed program materials, and any other associated equipment, programs or services.
        7. ASSIGNMENT TO LESSOR. Lessee hereby assigns, exclusively to Lessor, Lessee's right to purchase the Equipment from IBM. this assignment is effective when Lessor accepts the applicable Supplement and Lessor shall be obligated to purchase and pay for the Equipment. Other than the obligation to pay the purchase price, all responsibilities and limitations applicable to Customer as defined in the referenced IBM purchase agreement in effect at the time the Lease is accepted by Lessor (Purchase Agreement) shall apply to Lessee.
        If the Equipment is subject to a volume procurement amendment to the Purchase Agreement or to another discount offering, (a) Lessor will pay the same amount for the Equipment that would have been payable by Lessee, and (b) Lessee will remain responsible to IBM for any late order change charges, settlement charges, adjustment charges or any other charges incurred under the volume procurement amendment or other discount offering.
        8. LEASE NOT CANCELLABLE; LESSEE'S OBLIGATIONS ABSOLUTE. Lessee's obligation to pay shall be absolute and unconditional and shall not be subject to any delay, reduction, set-off, defense, counterclaim or recoupment for any reason whatsoever, including any failure of the Equipment, Programming or licensed program materials or any representations by IBM. If the Equipment, Programming or licensed program materials are unsatisfactory for any reason, Lessee shall make any claim solely against IBM and shall, nevertheless, pay Lessor all amounts payable under the Lease.
        9. WARRANTIES. Lessor grants to Lessee the benefit of any and all warranties made available by IBM in the Purchase Agreement. Lessor warrants that neither Lessor nor anyone acting or claiming through Lessor, by assignment or otherwise, will interfere with Lessee's quiet enjoyment of the use of the Equipment so long as no event of default shall have occurred and be continuing. EXCEPT FOR LESSOR'S WARRANTY OF QUIET ENJOYMENT, LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. AS TO LESSOR, LESSEE LEASES THE EQUIPMENT AND TAKES

THE ADDITIONAL TERMS AND CONDITIONS ON PAGES 2 THROUGH 4 ARE PART OF THIS AGREEMENT

LESSEE ACKNOWLEDGES THAT LESSEE HAS READ THE AGREEMENT AND ITS SUPPLEMENT, UNDERSTANDS THEM, AND AGREES TO BE BOUND BY THEIR TERMS AND CONDITIONS. FURTHER, LESSEE AGREES THAT THIS AGREEMENT AND ITS SUPPLEMENT ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, SUPERSEDING ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF.

                                                 [ ] INITIAL IF AGREEMENT COVERAGE PAGE IS ATTACHED.

ACCEPTED BY:

IBM CREDIT CORPORATION                                           ISIS 2000 LP
                                                 ---------------------------------------------
                                                                  Customer

For or as Lessor:

By:                                              By:   /s/ JOHN KLUMPH
   ---------------------------------------           ------------------------------------------
           Authorized Signature                                Authorized Signature
                                                  John Klumph                     5/3/96
------------------------------------------       ----------------------------------------------
Name (Type or Print)              Date           Name (Type or Print)                 Date


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ANY PROGRAMMING "AS IS".  IN NO EVENT SHALL LESSOR HAVE ANY LIABILITY FOR, NOR
SHALL LESSEE HAVE ANY REMEDY AGAINST LESSOR FOR, CONSEQUENTIAL DAMAGES, ANY
LOSS OF PROFITS OR SAVINGS, LOSS OF USE, OR ANY OTHER COMMERCIAL LOSS.
  10. LESSEE AUTHORIZATION. So long as Lessee is not in default under the Lease (a) Lessee is authorized to act on Lessor's behalf concerning delivery and installation of the Equipment, any IBM warranty service for the Equipment, and any programming services for the Programming, and (b) Lessee shall have, solely for these purposes, all rights Lessor may have against IBM under the Purchase Agreement. The foregoing authorization shall not constitute any surrender of Lessor's interest in the Equipment.
  11. DELIVERY AND INSTALLATION. Lessee shall arrange with IBM for the delivery of the Equipment and Programming and for installation of the Equipment at the Equipment Location. Lessee shall pay any delivery and installation charges. Lessor shall not be liable to Lessee for any delay in, or failure of, delivery of the Equipment and Programming. Lessee shall examine the Equipment and Programming immediately upon delivery. If the Equipment is not in good condition or the Equipment or Programming does not correspond to IBM's specifications, Lessee shall promptly give IBM written notice and shall provide IBM reasonable assistance to cure the defect or discrepancy.
  12. LATE DELIVERY. If the Equipment or licensed program materials are not delivered to the Equipment Location on or before the 15th day after the Estimated Shipment Date, Lessor may, upon written notice to Lessee, increase the Lease Rate. Lessee may terminate the Lease for the affected item by giving Lessor written notice prior to delivery. Otherwise, the Rent shall be adjusted to reflect such increase.
  13. RENT COMMENCEMENT DATE. The Rent Commencement Date, unless otherwise specified in the Supplement, shall be the date payment is due IBM under the applicable referenced agreement. Lessee shall be notified of the Rent Commencement Date and the serial numbers of the Equipment.
  14. LEASE TERM. The Lease shall be effective when signed by both parties. The initial Term of the Lease shall expire at the end of the number of Payment Periods, specified as "Term" in the Supplement, after the Rent Commencement Date. However, obligations under the Lease shall continue until they have been performed in full.
  15. RATE PROTECTION. Unless modified pursuant to Paragraph 12, the Rent shall be based on the Lease Rate specified in the Supplement or such greater Lease Rate as may be specified by written notice to Lessee more than one month before the Estimated Shipment Date or Effective Date for Additional License. By notice to Lessor in writing prior to delivery, or Effective Date for Additional License, and within 15 days after receipt of such notice, Lessee may terminate the Lease for the affected item. Otherwise, the Rent shall be adjusted to reflect the increase. The Unit Purchase Price and LPM Charges are subject to change in accordance with the referenced agreements.
  16. RENT. During the initial Term, Lessee shall pay Lessor, for each Payment Period, Rent as determined in Paragraph 15. Lessee's obligation to pay shall begin on the Rent Commencement Date. Rent will be invoiced in advance as of the first day of each Payment Period and will be due on the day following the last day of the Payment Period. When the Rent Commencement Date is not on the first day of a calendar month and/or when the initial Term does not expire on the last day of a calendar month, the applicable Rent will be prorated on the basis of 30-day months. Advance Rent, if any, will be applied to the initial invoice(s).
  17. RENEWAL. If Lessee is not then in default under the Lease, Lessee may renew the Lease one or more times but not beyond six years from the expiration of the initial Term. Lessor shall offer renewal Terms of one year and may offer longer Terms if then generally available. For a renewal Term, upon request by Lessee, at least five months prior to lease expiration, Lessor shall notify Lessee, at least four months prior to expiration, of the Rent, any changes to the Payment Period and due dates, and of any required Purchase Option or Renewal Option Percents not specified in the Supplement. The Rent shall be objectively determined by Lessor by using the projected fair market rental value of the Equipment as of the commencement of such renewal Term. However, for Option B', the Rent shall be as specified in the Supplement. Lessee may renew for any renewal Term only by so notifying Lessor in writing at least three months before expiration.
  18. PURCHASE OF EQUIPMENT. If Lessee is not then in default under the Lease, Lessee may, upon three months prior written notice to Lessor, purchase Equipment upon expiration of the Lease. Under Option A or B, the purchase price shall be objectively determined by Lessor by using the projected fair market sales value of the Equipment as of such expiration date plus, for Equipment under Option A, any recapture of investment tax credit and any tax due thereon. Under Option B Prime (B') the purchase price shall be an amount determined by multiplying the Unit Purchase Price by the Purchase Option Percent for such Equipment.
  If Lessee purchases any Equipment, Lessee shall, on or before the date of purchase, pay to Lessor the purchase price, any applicable taxes, all Rent due through the day preceding the date of purchase, any other amounts due, and the prepayment of Financing (Paragraph 35). Lessor shall, on the date of purchase, transfer to Lessee by bill of sale, without recourse or warranty of any kind, express or implied, all of Lessor's right, title and interest in and to such Equipment on an "As is, Where is" basis except that Lessor shall warrant title free and clear of all encumbrances.
  19. OPTIONAL EXTENSION. If Lessee has not elected to renew or purchase, and as long as Lessee is not in default under the Lease, the Lease will be extended unless Lessee notifies Lessor in writing, not less than three months prior to Lease expiration, that Lessee does not want the extension. The extension will be under the same terms and conditions then in effect, including Rent (but, for Options A or B, not less than fair market rental value) and will continue until the earlier of termination by either party upon three months' prior written notice or six years after expiration of the initial Term.
  20. INSPECTION; MARKING; FINANCING STATEMENT. Upon request, Lessee shall make the Equipment and its maintenance records available for inspection by Lessor during Lessee's normal business hours. Lessee shall affix to the Equipment any labels indicating ownership supplied by Lessor. Lessee shall execute and deliver to Lessor for filing any Uniform Commercial Code financing statements or similar documents Lessor may reasonably request.
  21. EQUIPMENT USE. Lessee agrees that Equipment will be operated by competent, qualified personnel, in accordance with applicable operating instructions, laws and government regulations and that Equipment under Option A will be used only for business purposes.
  22. MAINTENANCE. Lessee, at its expense, shall keep the Equipment in a suitable environment as specified by IBM and in good condition and working order, ordinary wear and tear excepted.
  23. ALTERATIONS; MODIFICATIONS; PARTS. Lessee may alter or modify the Equipment only upon written notice to Lessor. Any non-IBM alteration is to be removed and the Equipment restored to its normal, unaltered condition at Lessee's expense prior to its return to Lessor. At Lessee's option, any IBM field installable upgrade, feature addition or accessory added to any item of Equipment (Modification) may be removed. If removed, the Equipment is to be restored at Lessee's expense to its normal, unmodified condition. If not removed, such Modification shall, upon return of the Equipment, become, without charge, the property of Lessor free of all encumbrances. Restoration will include replacement of any parts removed in connection with the installation of an alteration or Modification. Any part installed in connection with warranty or maintenance service shall be the property of Lessor.
  24. LEASES FOR MODIFICATIONS AND ADDITIONS. Lessor will arrange for leasing of Modifications and Additions under terms and conditions then generally in effect, subject to satisfactory credit review. Additions shall be machines, or LPM Charges for licensed program materials, which are associated with the Equipment. These Modifications and Additions must be ordered by Lessee from IBM. Any lease for Modifications shall, and any lease for Additions may, expire at the same time as the Lease for the Equipment. The rent shall be determined by Lessor and specified in a Supplement. If Lessee purchases Equipment prior to Lease expiration, Lessee shall simultaneously purchase any Modifications under the Lease.
  25. RETURN OF EQUIPMENT. Upon expiration or termination of the Lease for any item of Equipment, or upon demand by Lessor pursuant to Paragraph 38, Lessee shall promptly return the Equipment, freight prepaid, to a location in the continental United States specified by Lessor. Except for Casualty Loss, Lessee shall pay any costs and expenses incurred by Lessor to inspect and




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qualify the Equipment for IBM's maintenance agreement service. Any parts removed in connection therewith shall become Lessor's property.
   26. CASUALTY INSURANCE: LOSS OR DAMAGE. Lessor will maintain, at its own expense, insurance covering loss of or damage to the Equipment (but excluding any Modifications not subject to a Lease and any non-IBM alterations) with a $5,000 deductible per incident. If any item of Equipment shall be lost, stolen, destroyed or irreparably damaged by any cause whatsoever (Casualty Loss) before the Date of Installation as defined in the Purchase Agreement, the Lease for that item shall terminate. If any item of Equipment suffers Casualty Loss, or shall be otherwise damaged, on or after the Date of Installation, Lessee shall promptly inform Lessor. If Lessor determines that the item can be economically repaired, Lessee shall place the item in good condition and working order and Lessor will reimburse Lessee the reasonable cost of such repair, less the deductible. If not so repairable, Lessee shall pay Lessor the lesser of $5,000 or the fair market value of the Equipment immediately prior to the Casualty Loss. Upon Lessor's receipt of payment the Lease for that item shall terminate.
   27. TAXES. Lessee shall promptly reimburse Lessor for, or shall pay directly if so requested by Lessor, as additional Rent, all taxes, charges, and fees imposed or levied by any governmental body or agency upon or in connection with the purchase, ownership leasing, possession, use or relocation of the Equipment or Programming or in connection with the financing of LPM Charges or otherwise in connection with the transactions contemplated by the Lease, excluding, however, all taxes on or measured by the net income of Lessor. Upon request, Lessee will provide proof of payment. Any other taxes, charges and fees relating to the licensing, possession or use of licensed program materials will be governed by the License Agreement.
   28. LESSOR'S PAYMENT. If Lessee fails to perform its obligations under Paragraph 27 or 31 or to discharge any encumbrances created by Lessee, Lessor shall have the right to substitute performance, in which case, Lessee shall pay Lessor the cost thereof.
   29. TAX INDEMNIFICATION (APPLIES ONLY FOR EQUIPMENT UNDER OPTIONS A OR B). The Lease is entered into on the basis that under the Internal Revenue Code of 1985, as amended (Code), Lessor shall be entitled to (1) maximum Accelerated Cost Recovery System (ACRS) deductions for 5-year property and (2) deductions for interest expense incurred to finance purchase of the Equipment. The
Bulletin "Lessor's Tax Assumptions" will be given to Lessee on request.
   Lessee represents, warrants and covenants that at all times during the Lease:
       (a) no item of Equipment will constitute "public utility property" as defined in the Code;
       (b) Lessee will not make any election under the Code or take any action, or fail to take any action, if such election, action or failure to act would cause any item of Equipment to cease to be eligible for any ACRS deductions or interest deductions;
       (c) Lessee will keep and make available to Lessor the records required to establish the matters referred to in this Paragraph 29; and
       (d) for Equipment located in a United States possession, Lessee represents that Lessee is a tax exempt entity as defined in the Code.
   Furthermore, if Lessee is a tax exempt entity, Lessee covenants that it will not renew or extend the Lease if such action shall cause Lessor a Tax Loss as described below.
   If, as a result of any act, failure to act, misrepresentation, inaccuracy, or breach of any warranty or covenant, or default under the Lease, by Lessee, an affiliate of Lessee, or any person who shall obtain the use of possession of any item of Equipment through Lessee, Lessor shall lose the right to claim or shall suffer any disallowance or recapture of all or any portion of any ACRS deductions or interest deductions (Tax Loss) with respect to any item of Equipment, then, promptly upon written notice to Lessee that a Tax Loss has occurred, Lessee shall reimburse Lessor the amount determined below.
   The reimbursement shall be an amount that, in the reasonable opinion of Lessor, shall make Lessor's after-tax rate of return and cash flows (Financial Returns), over the term of the Lease for such Item of Equipment, equal to the expected Financial Returns that would have been otherwise available. The reimbursement shall take into account the effects of any interest, penalties and additions to tax required to be paid by Lessor as a result of such Tax Loss and all taxes required to be paid by Lessor as a result of any payments pursuant to this paragraph. Financial Returns shall be based on economic and tax assumptions used by Lessor in entering into the Lease.
   All the rights and privileges of Lessor arising from this Paragraph 29 shall survive the expiration or termination of the Lease.
   For purposes of determining tax effects under Paragraphs 18, 27, 29 and 30, the term "Lessor" shall include, to the extent of interests, any partner in Lessor and any affiliated group of corporations, and each member thereof, of which Lessor or any such partner is or shall become a member and with which Lessor or any such partner joins in the filing of consolidated or combined returns.
   30. GENERAL INDEMNITY. This Lease is a net lease. Therefore, Lessee shall indemnify Lessor against, and hold Lessor harmless from, any and all claims, actions, damages, obligations, liabilities and liens; and all costs and expenses, including legal fees, incurred by Lessor in connection therewith; arising out of the Lease including, without limitation, the purchase, ownership, lease, licensing, possession, maintenance, condition, use or return of the Equipment. Programming or licensed program materials; or arising by operation of law; excluding, however, any of the foregoing which result from the sole negligence or willful misconduct of Lessor. Lessee agrees that upon written notice by Lessor of the assertion of any claim, action, damage, obligation, liability or lien, Lessee shall assume full responsibility for the defense thereof. Any payment pursuant to this paragraph shall be of such amount as shall be necessary so that, after payment of any taxes required to be paid thereon by Lessor, including taxes on or measured by the net income of Lessor, the balance will equal the amount due hereunder. Lessee's obligations under this paragraph shall not constitute a guarantee of the residual value or useful life of any item of Equipment or a guarantee of any debt of Lessor. The provisions of this paragraph with regard to matters arising during the Lease shall survive the expiration or termination of the Lease.
   31. LIABILITY INSURANCE. Lessee shall obtain and maintain comprehensive general liability insurance, in an amount of $1,000,000 or more for each occurrence, with an insurer having a "Best's Policyholders" rating of B+ or better. The policy shall name Lessor as an additional insured as Lessor's interests may appear and shall contain a clause requiring the insurer to give Lessor at least one month's prior written notice of the cancellation, or any alteration in the terms, of the policy. Lessee shall furnish to Lessor, upon request, evidence that such insurance coverage is in effect.
   32. SUBLEASE AND RELOCATION OF EQUIPMENT; ASSIGNMENT BY LESSEE. Upon
Lessor's prior written consent, which will not be unreasonably withheld, Lessee may sublet the Equipment or relocate it from the Equipment Location. No sublease or relocation shall relieve Lessee of its obligations under the Lease. In no event shall Lessee remove the Equipment from the United States. Lessee shall not assign, transfer or otherwise dispose of the Lease or Equipment, or any interest therein, or create or suffer any levy, lien or encumbrance thereof except those created by Lessor.
   33. ASSIGNMENT BY LESSOR. Lessee acknowledges and understands that the terms and conditions of the Lease have been fixed to enable Lessor to sell and assign its interest or grant a security interest or interests in the Lease and the Equipment individually or together, in whole or in part, for the purpose of securing loans to Lessor or otherwise. If Lessee is given written notice of any assignment, it shall promptly acknowledge receipt thereof in writing. Each such assignee shall have all of the rights of Lessor under the Lease. Lessee shall not assert against any such assignee any setoff, defense or counterclaim that Lessee may have against Lessor or any other person. Lessor shall not be relieved of its obligations hereunder as a result of any such assignment unless Lessee expressly consents thereto.
  34. FINANCING. If the Lease provides for financing of LPM Charges, Lessor will pay such Charges directly to IBM. Any other charges due IBM under the License Agreement shall be paid directly to IBM by Lessee. Lessee's obligation to pay Rent shall not be affected by any discontinuance, return or destruction of any license or licensed program materials under the License Agreement on or after the date LPM Charges are due. If Lessee discontinues any of the licensed program materials in accordance with the terms of the License Agreement prior to the date LPM Charges are due, the financing of affected LPM Charges shall be cancelled.




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   35. FINANCING PREPAYMENT. (Does Not Apply For Items or Equipment). Lessee may
terminate an item of Financing (but not an item of Equipment) by prepaying its remaining Rent. Lessee shall provide Lessor with notice of the intended prepayment date which shall be at least one month after the date of the notice. Lessor may, depending on market conditions at the time, make an adjustment in the remaining Rent to reflect such prepayment and shall advise Lessee of the balance to be paid. If, prior to Lease expiration, Lessee purchases the Equipment or if the Lease is terminated, Lessee shall at the same time prepay any related Financing including that for programs licensed to the Equipment.

   36. DELINQUENT PAYMENTS. If any amount to be paid to Lessor is not paid on or before its due date. Lessee shall pay Lessor on demand 2% of such late payment for each month or part thereof from the due date until the date paid or, if less, the maximum allowed by law.

   37. DEFAULT; NO WAIVER. Lessee shall be in default under the Lease upon the occurrence of any of the following events: (a) Lessee fails to pay when due any amount required to be paid by Lessee under the Lease and such failure shall continue for a period of seven days after the due date; (b) Lessee fails to perform any other provisions under the Lease or violates any of the covenants or representations made by Lessee in the Lease, or Lessee fails to perform any of its obligations under any other Lease entered into pursuant to this Agreement, and such failure or breach shall continue unremedied for a period of 15 days after written notice is received by Lessee from Lessor; (c) Lessee violates any of the covenants or representations made by Lessee in any application for credit or in any agreement with IBM with respect to the Equipment or licensed program materials or fails to perform any provision in any such agreement (except the obligation to pay the purchase price or LPM Charges); (d) Lessee makes an assignment for the benefit of creditors, whether voluntary or involuntary, or consents to the appointment of a trustee or receiver, or if either shall be appointed for Lessee or for a substantial part of its property without its consent; (e) any petition or proceeding if filed by or against Lessee under any Federal or State bankruptcy or insolvency code or similar law; or (f) if applicable, Lessee makes a bulk transfer subject to the provisions of the Uniform Commercial Code.

   Any failure of Lessor to require strict performance by Lessee or any waiver by Lessor of any provision in the Lease shall not be construed as a consent or waiver of any other breach of the same or of any other provision.

   38. REMEDIES. If Lessee is in default under the Lease, Lessor shall have the right, in its sole discretion, to exercise any one or more of the following remedies in order to protect its interests, reasonably expected profits and economic benefits. Lessor may (a) declare any Lease entered into pursuant to this Agreement to be in default; (b) terminate in whole or in part any Lease;
(c) recover from Lessee any and all amounts then due and to become due; (d) take possession of any or all items of Equipment, wherever located, without demand or notice, without any court order or other process of law; and (e) demand that Lessee return any or all such items of Equipment to Lessor in accordance with Paragraph 25 and, for each day that Lessee shall fail to return any item of Equipment, Lessor may demand an amount equal to the Rent, pro-rated on the basis of a 30-day month, in effect immediately prior to such default. Upon repossession or return of such item or items of Equipment, lessor shall sell, lease or otherwise dispose of such item or items in a commercially reasonable manner, with or without notice and on public or private bid, and apply the net proceeds thereof towards the amounts due under the Lease but only after deducting (i) in the case of sale, the estimated fair market value of such item or items as of the scheduled expiration of the Lease; or (ii) in the case of any replacement lease, the rent due for any period beyond the scheduled expiration of the Lease for such item or items (iii) in either case, all expenses, including legal fees, incurred in connection therewith; and (iv) where appropriate, any amount in accordance with Paragraph 29. Any excess net proceeds are to be retained by Lessor. Lessor may pursue any other remedy available at law or in equity, including, but not limited to, seeking damages, specific performances and an injunction.

   No right or remedy is exclusive of any other provided herein or permitted by law or equity. All such rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time.

   39. LESSOR'S EXPENSE. Lessee shall pay Lessor on demand all costs and expense, including legal and collection fees, incurred by Lessor in enforcing the terms, conditions or provisions of the Lease or in protecting Lessor's rights and interests in the Lease and the Equipment.

   40. OWNERSHIP; PERSONAL PROPERTY; LICENSED PROGRAM MATERIALS. The Equipment under Lease is and shall be the property of Lessor. Lessee shall have no right, title or interest therein except as set forth in the Lease. The Equipment is, and shall at all times be and remain, personal property and shall not become a fixture or realty. Licenses program materials are licensed and provided by IBM directly to Lessee under the terms and conditions of the License Agreement.

   41. NOTICES; ADMINISTRATION. Service of all notices under the Lease shall be sufficient if delivered personally or mailed to Lessee at its address specified in the Supplement or to IBM Credit Corporation as Lessor in care of the IBM Branch Office specified in the Supplement. Notice by mail shall be effective when deposited in the United States mail, duly addressed and with postage prepaid. Notices, consents and approvals from or by Lessor shall be given by Lessor or on its behalf by IBM and all payments shall be made to IBM until Lessor shall notify Lessee otherwise.

   42. LESSEE REPRESENTATION. If the Lease includes Financing, Lessee represents that it is (a) a corporation if any item of Equipment is located in Ohio, Mississippi, Virginia or West Virginia, and/or (b) a business corporation if any item of Equipment is located in Pennsylvania.

   43. REVISIONS FOR PREVIOUSLY INSTALLED EQUIPMENT. Equipment installed with Lessee under an IBM lease or rental agreement may be purchased by Lessor, on the Effective Date of Purchase (as defined in the Purchase Agreement), for lease to Lessee under Option B or B'. For such Equipment, the Lease shall be revised as follows:

   Paragraphs 4 and 26 -- replace "Estimated Shipment Date" by "Intended Effective Date of Purchase": replace "delivery" and "Date of installation" by "Effective Date of Purchase";

   Paragraph 7 -- add at the end of the first paragraph, "Assignment of the option to purchase installed Equipment at the net purchase option price under an IBM lease or rental agreement will be permitted only when Lessee submits the Supplement in sufficient time to achieve the Intended Effective Date of Purchase. The Effective Date of Purchase under this assignment shall be the later of the first day of the Quotation Month or the day on which the applicable Supplement is accepted by Lessor. If the Quotation Month expires and the purchase of Equipment is not concluded, this assignment and Lease will be null and void regarding any such Equipment and all rights, duties and obligations of Lessee and IBM will remain in accordance with the provisions of the IBM agreement under which the Equipment is currently installed";

   Paragraphs 11 and 12 -- delete both paragraphs; and

   Paragraph 15 -- replace the entire paragraph with the following: "The Rent shall be based on the Lease Rate specified in the Supplement or such greater Lease Rate as may be specified by written notice to Lessee more than one month before the Effective Date of Purchase. The Unit Purchase Price is subject to change in accordance with the referenced Purchase Agreement. Lessee may terminate the Lease for any item subject to an increase by giving Lessor written notice on or before the Effective Date of Purchase."

   44. APPLICABLE LAW; SEVERABILITY. The Lease shall be governed by the laws of the State of Connecticut, if any provision shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired.

                                                              290 Harbor Drive
IBM CREDIT CORPORATION                                        Stamford, CT 06904
                                                              203/973-5100

--------------------------------------------------------------------------------

                    ADDENDUM TO TERM LEASE MASTER AGREEMENT

Enterprise No. 9893301             Term Lease Master Agreement No. See Attached
                                                                   ------------

  Customer No. 9895083                                 Addendum No. I0410496

Lessor and ISIS 2000 LP (Lessee) agree that the Term Lease Master Agreement between the parties is hereby modified as follows:

        Paragraph 12 -- Later Delivery -- in line 3 replace "15th" with "30th".

        -- in line 3 replace "upon" with "by 5 business days prior". After the second sentence, insert "In the event delivery takes place prior to the effective date specified in the notice, the increase will not apply."

        Paragraph 17 -- Renewal -- in lines 5 and 6 delete the phrase "For a renewal Term, upon request by Lessee, at least five months prior to Lease expiration,".

        -- in line 7 replace "four" with "two".

        -- in line 15 replace "three months" with "one month".

        Paragraph 18 -- Purchase Equipment -- in line 2 replace "three months" with "one month".

        Paragraph 19 -- Optional Extension -- in line 4 replace "three months" with "one month".

        -- in line 9 replace "three months" with "one month's".

        Paragraph 37 -- Default; No Waiver -- in line 11, after "Lessor" insert ", however, if the nature of the breach is such that it cannot reasonably be cured within such fifteen (15) day period, and Lessee commences the cure within such period and diligently pursues it thereafter, the time period in which to cure the breach shall be extended for so long as Lessor consents (which will not be unreasonably withheld)".

        Paragraph 38 -- Remedies -- in line 2 insert after "right," "during the continuance thereof,".


-------------------------------------------------------------------------------
                   NO CHANGES TO THIS ADDENDUM ARE AUTHORIZED
                                                    Addendum No. I0410496

                             IBM Credit Corporation
_______________________________________________________________________________


        Paragraph 39 - Lessor's Expense - replace the entire paragraph with:

        "Lessee or Lessor (as the case may be) shall pay the other party on demand all reasonable costs and expenses, including reasonable legal and collection fees, incurred by the other party in enforcing the terms, conditions or provisions of the lease to be performed by the non-performing party or in protecting said other party's rights and interests in this lease and the Equipment."

        Paragraph 44 - Applicable Law; Severability - in line 2 replace "State of Connecticut" with "State of Texas".

Prepared by: M WALKER
April 8, 1996

Accepted by:
IBM Credit Corporation              ISIS 2000 LP

For or as Lessor:

by                                  by  /s/ JOHN P. KLUMPH
   --------------------------          ----------------------------
   Authorized Signature                Authorized Signature

                                          John P. Klumph     5/3/96
   --------------------------          ----------------------------
   Name (Type or Print)  Date          Name (Type or Print)    Date
I0410496/BP5

This Addendum is valid if accepted by ISIS 2000 LP and IBM Credit Corporation no later than May 20, 1996.









_____________________________________________________________________________
                   NO CHANGES TO THIS ADDENDUM ARE AUTHORIZED
                                                  Addendum No. I0410496

                      ISIS 2000, L.P. HARDWARE EQUIP LEASE

                             TERM LEASE SUPPLEMENT

DATE PREPARED: 05/01/96                                             Page 1 of 4

Customer No.: 8918194                                   SUPPLEMENT NUMBER: C00261220       PURCHASE AGREEMENT REF.: HQ12291
CUSTOMER NAME AND ADDRESS    INSTALLED AT LOCATION      IBM BRANCH OFFICE NO.: MRZ
ISIS 2000 LP                 ISIS 2000 LP               IBM BRANCH OFFICE ADDRESS
2001 BRYAN ST                2001 BRYAN ST              DALLAS GB                              LEASE AGREEMENT NO.: 8918194
SUITE 2300                   SUITE 2300                 1605 LBJ FREEWAY                ASSOCIATED SUPPLEMENT NOS.:
DALLAS, TX 75201-3028        DALLAS, TX 75201-3028      DALLAS, TX 75234-6043

                                                                                                    AMENDMENT NOS.:
                                                                                                     ADDENDUM NOS.:
                                                                                                  QUOTE LETTER NO.: Q0126552907

CUSTOMER REFERENCE:

       Location/                  Leased or Financed Item:         Plant Order                       (*)      (*)
Line   Lessor         Installed   Type Model/Feature               or            Serial     (*)     Purch.   Maint.     (*)
 No.   Customer No.     State     Description                      MES No.         No.     Option   Option   Includ.   Term
----------------------------------------------------------------------------------------------------------------------------
001    8918194/          TX       0483-002                         5DJPRK        2626074     C$       $1        Y       36
         4688023                    CCS CUSTOMIZATION SERVICES
002    8918194/          TX       0483-002                         5DJPRK        2626073     C$       $1        Y       36
         4688023                    CCS CUSTOMIZATION SERVICES
003    8918194/          TX       3153-BG3                                                   C$       $1        Y       36
         4688023                    GREEN (232 MAIN, 3151EM)
004    8918194/          TX       3153-BG3                                                   C$       $1        Y       36
         4688023                    GREEN (232 MAIN, 3151EM)
005    8918194/          TX       3590-B11                         5DJPPV        12404       C$       $1        Y       36
         4688023                    'LIC' TAPE DRIVE WITH RACL
----------------------------------------------------------------------------------------------------------------------------
Supplier Name                         Supplier Customer No.                                                 Security Deposit

----------------------------------------------------------------------------------------------------------------------------

(*) See page 4 for explanations, definitions and additional terms.

FOR THESE LEASE RATES TO BE VALID, THIS SUPPLEMENT MUST BE SIGNED AND RECEIVED BY LESSOR BY: 05/30/96.


           Unit Purchase        Lease                             (*)Estimated        (*)
Line          Price/            Rate                              Commencement      Interest
No.       Amount Financed      $/1000             Rent            /Release Date       Rate
---------------------------------------------------------------------------------------------
001                540.00         30.38              16              04/96            5.91

002                265.00         30.38               8              04/96            5.91

003                461.60         30.38              14              04/96            5.91

004                461.60         30.38              14              04/96            5.91

005             36,463.50         33.29           1,214              04/96            5.91

---------------------------------------------------------------------------------------------
            Total Amount       Interim         Total Rent               Payment Period
              Financed           Rent          (this page)            MONTHLY IN ARREARS
            (this page)        Applies?      Taxes May Apply      ---------------------------
                                                                    Rent Commencement Date
                38,191.70         NO              1,266
---------------------------------------------------------------------------------------------
            Total Amount                       Total Rent
              Financed                         (all pages)
            (all pages)                      Taxes May Apply

               610,446.48                        20,269
          ---------------                    ---------------

THE LEASE AGREEMENT REFERENCED ABOVE AND THIS SUPPLEMENT CONTAIN THE TERMS FOR THIS TRANSACTION. LESSEE AUTHORIZES LESSOR TO CHANGE THE AMOUNT FINANCED AND THE RENT IF LESSEE'S SUPPLIER CHANGES LESSEE'S PURCHASE PRICE. LESSEE FURTHER AUTHORIZES LESSOR TO INSERT SERIAL NUMBERS ON THIS SUPPLEMENT WITHOUT FURTHER AUTHORIZATION FROM LESSEE. BY SIGNING BELOW, BOTH PARTIES ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE AGREEMENTS AND AGREE TO THE TERMS. FURTHER LESSEE AGREES THAT THESE TERMS SUPERSEDE ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN BOTH PARTIES RELATING TO THE ITEMS LISTED HEREIN. DELIVERY OF AN EXECUTED COUNTERPART OF THIS SUPPLEMENT BY FACSIMILE OR ANY OTHER RELIABLE MEANS SHALL BE DEEMED TO BE AS EFFECTIVE FOR ALL PURPOSES AS DELIVERY OF THE MANUALLY EXECUTED COUNTERPART. THE LESSEE UNDERSTANDS THAT LESSOR MAY MAINTAIN A COPY OF THIS SUPPLEMENT IN ELECTRONIC FORM AND AGREES THAT A COPY PRODUCED FROM THE ELECTRONIC FORM OR BY ANY RELIABLE MEANS (FOR EXAMPLE, PHOTOCOPY OR FACSIMILE) SHALL IN ALL RESPECTS BE CONSIDERED EQUIVALENT TO AN ORIGINAL.

Accepted by:                    ISIS 2000 LP                    Initial below
IBM CREDIT CORPORATION          ---------------------------     to request an
                                         Lessee                 IBM maintenance
For or as Lessor:                                               agreement on
                                                                IBM Leased items
By:                             By:  /s/ JOHN KLUMPH
   ------------------------        ------------------------
     Authorized Signature           Authorized Signature

                                /s/ John Klumph      5/3/96
---------------------------     ---------------------------
Name (Type or Print)   Date     Name (Type or Print)   Date     ------------

Z125-3318-17 (10/85)

                      ISIS 2000, L.P. HARDWARE EQUIP LEASE

                             TERM LEASE SUPPLEMENT

DATE PREPARED: 05/01/96                                             Page 2 of 4

Customer No.: 8918194                                   SUPPLEMENT NUMBER: C00261220       PURCHASE AGREEMENT REF.: HQ12291
CUSTOMER NAME AND ADDRESS    INSTALLED AT LOCATION      IBM BRANCH OFFICE NO.: MRZ
ISIS 2000 LP                 ISIS 2000 LP               IBM BRANCH OFFICE ADDRESS
2001 BRYAN ST                2001 BRYAN ST              DALLAS GB                              LEASE AGREEMENT NO.: 8918194
SUITE 2300                   SUITE 2300                 1605 LBJ FREEWAY                ASSOCIATED SUPPLEMENT NOS.:
DALLAS, TX 75201-3028        DALLAS, TX 75201-3028      DALLAS, TX 75234-6043

                                                                                                    AMENDMENT NOS.:
                                                                                                     ADDENDUM NOS.:
                                                                                                  QUOTE LETTER NO.: Q0126552907

CUSTOMER REFERENCE:

       Location/                  Leased or Financed Item:         Plant Order                       (*)      (*)
Line   Lessor         Installed   Type Model/Feature               or            Serial     (*)     Purch.   Maint.     (*)
 No.   Customer No.     State     Description                      MES No.         No.     Option   Option   Includ.   Term
----------------------------------------------------------------------------------------------------------------------------
008    8918194/          TX       5692-AIX                         5DJPMG        B14TL      S        NA                 36
         4688023                    SYSTEM PROGRAM ORDER
007    8918194/          TX       5692-AIX                         5DJPRW        B15NK      S        NA                 36
         4688023                    SYSTEM PROGRAM ORDER
008    8918194/          TX       5692-AIX                         5DJPSJ        B15NL      S        NA                 36
         4688023                    SYSTEM PROGRAM ORDER
009    8918194/          TX       5696-899                         5DJPMC        N8452      S        NA                 36
         4688023                    IBM PAIDE V2.AG5 AND BELOW
010    8918194/          TX       5696-800                         5DJPMD        N8453      S        NA                 36
         4688023                    IBM PTX V 2.1 G5 AND BELOW
011    8918194/          TX       5696-933                         5DJPRV        N9444      S        NA                 36
         4688023                    IBM HACMP V4.1 FOR AIX
012    8918194/          TX       5696-919                         5DJPSG        N9445      S        NA                 36
         4688023                    IBM HYPERTEXT V 1.1 FOR AIX
013    8918194/          TX       5696-933                         5DJPSH        N9446      S        NA                 36
         4688023                    IBM HCAMP V4.1 FOR AIX
014    8918194/          TX       5765-393                         5DJPMB        A61BP      S        NA                 36
         4688023                    AIX VERSION 4.1.4
015    8918194/          TX       5765-423                         5DJPMF        A61BQ      S        NA                 36
         4688023                    IBM C FOR AIX VER 3
016    8918194/          TX       5765-393                         5DJPRS        A62WP      S        NA                 36
         4688023                    AIX VERSION 4.1.4
017    8918194/          TX       5765-423                         5DJPRT        A62WQ      S        NA                 36
         4688023                    IBM C FOR AIX VER 3
018    8918194/          TX       5765-393                         5DJPSD        A62WR      S        NA                 36
         4688023                    AIX VERSION 4.1.4
019    8918194/          TX       5765-423                         5DJPSF        A62WS      S        NA                 36
         4688023                    IBM C FOR AIX VER 3
020    8918194/          TX       7015-4224                        A74229        12653      C$       $1       Y         36
         4688023                    FEATURES
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

(*) See page 4 for explanations, definitions and additional terms.

FOR THESE LEASE RATES TO BE VALID, THIS SUPPLEMENT MUST BE SIGNED AND RECEIVED BY LESSOR BY: 05/30/96.


           Unit Purchase        Lease                             (*)Estimated        (*)
Line          Price/            Rate                              Commencement      Interest
No.       Amount Financed      $/1000             Rent            /Release Date       Rate
---------------------------------------------------------------------------------------------
008                 54.13         30.38               2              04/96            5.91

007                 54.13         30.38               2              04/96            5.91

008                 54.13         30.38               2              04/96            5.91

009              1,066.80         30.38              32              04/96            5.91

010              3,947.18         30.38             120              04/96            5.91

011             12,643.60         30.38             384              04/96            5.91

012                312.14         30.38               9              04/96            5.91

013             12,643.60         30.38             384              04/96            5.91

014                632.18         30.38              19              04/96            5.91

015                485.99         30.38              15              04/96            5.91

016             13,038.71         30.38             396              04/96            5.91

017                485.99         30.38              15              04/96            5.91

018             12,920.18         30.38             393              04/96            5.91

019                485.99         30.38              15              04/96            5.91

020              2,008.23         30.38              61              04/96            5.91


---------------------------------------------------------------------------------------------
            Total Amount                       Total Rent               Payment Period
              Financed                         (this page)
            (this page)                      Taxes May Apply
                                                                      MONTHLY IN ARREARS
                80,832.98                         1,849
---------------------------------------------------------------------------------------------

                      ISIS 2000, L.P. HARDWARE EQUIP LEASE

                             TERM LEASE SUPPLEMENT

DATE PREPARED: 05/01/96                                             Page 3 of 4

Customer No.: 8918194                                   SUPPLEMENT NUMBER: C00261220       PURCHASE AGREEMENT REF.: HQ12291
CUSTOMER NAME AND ADDRESS    INSTALLED AT LOCATION      IBM BRANCH OFFICE NO.: MRZ
ISIS 2000 LP                 ISIS 2000 LP               IBM BRANCH OFFICE ADDRESS
2001 BRYAN ST                2001 BRYAN ST              DALLAS GB                              LEASE AGREEMENT NO.: 8918194
SUITE 2300                   SUITE 2300                 1605 LBJ FREEWAY                ASSOCIATED SUPPLEMENT NOS.:
DALLAS, TX 75201-3028        DALLAS, TX 75201-3028      DALLAS, TX 75234-6043

                                                                                                    AMENDMENT NOS.:
                                                                                                     ADDENDUM NOS.:
                                                                                                  QUOTE LETTER NO.: Q0126552907

CUSTOMER REFERENCE:

       Location/                  Leased or Financed Item:         Plant Order                       (*)      (*)
Line   Lessor         Installed   Type Model/Feature               or            Serial     (*)     Purch.   Maint.     (*)
 No.   Customer No.     State     Description                      MES No.         No.     Option   Option   Includ.   Term
----------------------------------------------------------------------------------------------------------------------------
021    8918194/          TX       7015-4224                        A75700       12650       C$       $1        Y       36
         4688023                    FEATURES
022    8918194/          TX       7015-2412                        A78812       12650       C$       $1        Y       36
         4688023                    ENHANCED SCSI-2 DIFF F/W ADA
023    8918194/          TX       7015-2412                        A78826       12653       C$       $1        Y       36
         4688023                    ENHANCED SCSI-2 DIFF F/W ADA
024    8918194/          TX       7015-R30                         5DJPRJ       12650       C$       $1        Y       36
         4688023                    'LIC' RISC SYSTEM/6000
025    8918194/          TX       7015-R30                         5DJPRX       12653       C$       $1        Y       36
         4688023                    'LIC' RISC SYSTEM/6000
026    8918194/          TX       7015-R00                         5DJPSB       12651       C$       $1        Y       36
         4688023                    'LIC' RISC SYSTEM/6000
027    8918194/          TX       7015-ROO                         5DJPSC       12652       C$       $1        Y       36
         4688023                    'LIC' RISC SYSTEM/6000
028    8918194/          TX       7132-REP                         5DJPRQ       5790698     C$       $1        Y       36
         4688023                    ORDERING VEHICLE
029    8918194/          TX       7133-010                         5DJPRL       00549       C$       $1        Y       36
         4688023                    'LIC' SSA DSK SUBSYS RK MT M
030    8918194/          TX       7133-010                         5DJPRM       00550       C$       $1        Y       36
         4688023                    'LIC' SSA DSK SUBSYS RK MT M
031    8918194/          TX       7133-010                         5DJPRN       00551       C$       $1        Y       36
         4688023                    'LIC' SSA DSK SUBSYS RK MT M
032    8918194/          TX       7204-317                         5HKVCN                   C$       $1        Y       36
         4688023                    2.2GB EXTERNAL DISK DRIVE
033    8918194/          TX       7204-317                         5HKXVH                   C$       $1        Y       36
         4688023                    2.2GB EXTERNAL DISK DRIVE
034    8918194/          TX       7248-132                         5DJPLZ       H2091       C$       $1        Y       36
         4688023                    RISC SYSTEM/6000 43P SERIES
035    8918194/          TX       9993-001                                                  S                          36
         4688023                    OTHER IBM FINANCING
----------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------

FOR THESE LEASE RATES TO BE VALID, THIS SUPPLEMENT MUST BE SIGNED AND RECEIVED BY LESSOR BY: 05/30/96.


           Unit Purchase        Lease                             (*)Estimated        (*)
Line          Price/            Rate                              Commencement      Interest
No.       Amount Financed      $/1000             Rent            /Release Date       Rate
---------------------------------------------------------------------------------------------
021                669.42         30.38              20              04/96            5.91
022              1,000.00         30.38              30              04/96            5.91
023              1,000.00         30.38              30              04/96            5.91
024            144,352.38         33.62           4,853              04/96            5.91
025            144,325.38         33.62           4,852              04/96            5.91
026              5,872.85         30.38             178              04/96            5.91
027              5,872.85         30.38             178              04/96            5.91
028              2,127.95         30.38              65              04/96            5.91
029             35,591.15         33.13           1,179              04/96            5.91
030             35,591.15         33.13           1,179              04/96            5.91
031             35,591.15         33.13           1,179              04/96            5.91
032              2,187.50         42.38              92              04/96            5.91
033              2,187.50         42.38              92              04/96            5.91
034             13,169.20         42.38             558              04/96            5.91
035             81,923.32         32.58           2,669            04/30/96          10.66
---------------------------------------------------------------------------------------------
            Total Amount                       Total Rent               Payment Period
              Financed                         (this page)
            (this page)                      Taxes May Apply
                                                                           MONTHLY
               511,421.80                        17,154                  IN ARREARS
---------------------------------------------------------------------------------------------

Z123-3478-05 (06/94)

                                                            SUPP. NO.: C00261220

                             TERM LEASE SUPPLEMENT
                        ADDITIONAL TERMS AND CONDITION

OPTION CODES
  B, B+, C, C+     Lease with fair market value end of lease renewal and
                   purchase options
  B, C'            Lease with prestated end of lease purchase and renewal
                   options
  B$, C$           Lease with a one dollar ($1) end of lease purchase option
  L                Lease for Used Equipment
  S                Financing of IBM One-Time Charges
  T                Financing of non-IBM One-Time Charges

PURCH. OPTION (PURCHASE OPTION - END OF LEASE ONLY)
  FM               Fair market sales value, as determined by Lessor, at end of
                   Lease
  CL               Contact IBM Credit for purchase price
  NA               Not Applicable
  $1               Purchase Price is One Dollar ($1.00)
  number           Prestated Purchase Percent - Purchase price will be the Unit
                   Purchase Price times this percent

MAINT. INCLUD. (Maintenance Included)
  Y                Lease includes maintenance coverage

TERM
The Initial Term starts on the Rent Commencement Date and continues for the number of Payment Periods stated under Term. If the Term has a prefix of "CO" then the Lease is coterminous with the Lease for the Equipment with the referenced serial number.

ESTIMATED COMMENCEMENT
For Leases, the month stated is the month the Lease must commence for Lessee to receive the stated Lease Rate. For Financing, the date stated is the intended start date of the Financing.

INTEREST RATE
The Interest Rate, if stated, is the Annual Percentage Rate (APR) for the Lease or Financing. In the State of Texas the interest rate for the Lease or Financing will not exceed the stated interest rate.

RENT PROTECTION
The Lease Rates stated on the Supplement are not subject to change provided the Lease or Financing commences within the month of the Estimated Commencement.

RENEWAL OF LEASES WITH PRESTATED PURCHASE OPTIONS
Lessee may renew a Lease with a prestated purchase option for a Term of one year. The Rent will be one-half of the Prestated Purchase Percent times the Unit Purchase Price stated in the Supplement. Renewal Rent payments will be annual and due and payable in advance.

LEASES WITH MAINTENANCE INCLUDED
For Leases that include basic maintenance coverage, Lessor will arrange for maintenance service on the Equipment. The coverage starts at the end of the warranty period and ends with the Initial Term. The cost will be included in the Rent. Coverage beyond the basic maintenance will be Lessee's responsibility.

The maintenance service provider alone will be responsible for fulfilling all contractual commitments. Lessee may finance additional maintenance coverage at the end of the Initial Term under then current terms.

LESSEE RESPONSIBILITIES FOR LEASES WITH MAINTENANCE INCLUDED
Lessee agrees, that before requesting maintenance service, to ensure that:
  1. operational problems have been corrected;
  2. error recovery procedures have been followed;
  3. failures are clearly identified and logged; and
  4. Customer Problem Analysis and Resolution (CPAR) procedures have been completed for equipment requiring maintenance under this Lease.

Lessee also agrees to complete, and return to IBM, a self-initialization review form ("Form"). Lessee agrees to ensure that the Equipment location qualifies as a qualified customer location (as determined by IBM). Lessee acknowledges having received a copy of that Form.

If Lessee has a Corporate Service Option Attachment to the IBM Customer Agreement then Lessee agrees to perform all "Customer" obligations under that agreement for the Equipment on a Lease that includes maintenance.

BASE EXTENSIONS
For machines designated as "Base Extension", this Supplement supersedes the prior Lease for these machines and incorporates the terms of the Lease Agreement effective for this Supplement, including those terms with respect to Purchase of Equipment, which may be different than the terms governing the superseded Lease. This Lease amends and supersedes the prior Lease for these machines with respect to Term, Lease Rate, Rent, Payment Period, Purchase Option Code, and Lease Option. These changes shall become effective on the Rent Commencement Date specified in this Supplement.

LESSEE REPRESENTATIONS
Lessee represents that for Financing In:
  1. Ohio, Maryland, Mississippi, Virginia, or West Virginia, Lessee is a corporation as defined by the applicable state law;
  2. Pennsylvania, Lessee is a business corporation as defined by Pennsylvania laws; and
  3. Alabama or Wisconsin, the Financed Items are not being purchased for agricultural purposes.

AUTHORITY TO SIGN FINANCING STATEMENTS
Lessee authorizes Lessor or its agent as attorney-in-fact to prepare, execute in Lessee's name and file any Uniform Commercial Code financing statements or similar documents covering this Equipment. Lessee authorizes Lessor to fill in serial numbers on this Supplement after execution by Lessee for the Equipment listed on the Supplement.

LEASE OPTIONS B+, C+ AND L
This amends the Lease Master Agreement referenced on page 1.
  1. In paragraph 18 - Purchase of Equipment - in line 4 replace "Under Options A or B" with "Equipment with a Purch. Option of 'FM'".
  2. In paragraph 19 - Optional Extension - in line 7 replace "Options A or B" with "Equipment with a Purch. of Option 'FM'".

IBM CREDIT CORPORATION                                       Stamford, CT 06904

                                                   AGREEMENT NO.   9895083
                                                                 --------------
                                                   DATE:           05-15-96
                                                         ----------------------

              CONTINUING CONTRACT OF AFFILIATE GUARANTY OF PAYMENT
              ----------------------------------------------------


In consideration of and to induce IBM Credit Corporation ("Lessor") to enter into, and act as lessor under, the Term Lease Master Agreement or General Business Lease Agreement as the case may be, or any other agreement referenced above, as now in effect and as it may be amended in the future (the "Transaction Agreement") and to extend credit to Isis 2000 Limited Partnership ("Lessee"), an entity affiliated through common ownership with the undersigned ("Guarantor"), the Guarantor, who will directly and indirectly benefit from the Transaction Agreement and such credit arrangement, and from the credit extended as a result of this Guaranty, for itself, its successors and assigns, hereby gives this continuing, absolute, irrevocable, and unconditional Guaranty to Lessor.

Guarantor guarantees the full, prompt, and complete payment of all sums, obligations, liabilities and indebtedness that are or may become due from Lessee, whether at the stated due date, by acceleration or otherwise, under the Transaction Agreement (the "Guaranteed Obligations"), without deduction or setoff for any claims or defenses of Lessee or Guarantor. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the indefeasible payment in full of the Guaranteed Obligations and any other amounts payable under this Guaranty and (ii) be binding upon the Guarantor, its successors and assigns.

In the event Lessee shall fail punctually to pay unconditionally and in full any sum due to Lessor under the Transaction Agreement, Lessor shall give written notice of demand for payment therefor by mail or hand delivery to Guarantor who shall become immediately liable upon receipt of said notice. Such notice may be given any time after such payment was due from or for the account of Lessee under the Transaction Agreement without any requirement as to timeliness and promptness. Guarantor agrees to pay in full all of such sums due and unpaid within 30 days after receipt of said notice. Guarantor also agrees to pay on demand reasonable attorneys' fees and legal expenses incurred by Lessor to secure payment from Guarantor or Lessee.

Guarantor expressly agrees that Lessor may, without notice to or consent of Guarantor, renew, compromise or extend the Guaranteed Obligations without waiving, limiting or otherwise affecting Guarantor's liability hereunder and Guarantor expressly waives and releases any defenses or claims it may have arising form or on account of any such renewal, compromise or extension.

If acceleration of the time for payment of any Guaranteed Obligation is stayed upon the insolvency, bankruptcy or reorganization of the Lessee, all such amounts otherwise subject to acceleration under the terms of the Transaction Agreement shall nonetheless be immediately payable to Guarantor hereunder on written demand by Lessor.

If Lessee undergoes any change in its ownership or organizational structure or otherwise assigns, transfers or delegates its obligations to any assignee or transferee resulting form the operation of any assignment or transfer permitted pursuant to the Transaction Agreement, this Guaranty shall continue to extend to all sums due from or for the account of Lessee or the new or substituted legal entity. This Guaranty shall survive any and all bankruptcy or insolvency proceedings of Guarantor.

Guarantor agrees that a final judgment in any action or proceeding with respect to this Guaranty shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court from any legal process (whether through service or notice, attachment prior judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty.

Lessor shall not be obligated to elect remedies first which are available to Lessor in the transaction agreement and may secure payment first from Guarantor. Securing payment from Guarantor will not constitute a waiver of remedies against Lessee for breach of the transaction agreement Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, diligence, presentment, demand (whether for non-payment or protest or otherwise, except as expressly provided for under paragraph three (3) above) and notice of acceptance, maturity, extension of time, change in nature or form of the guaranteed obligations (or any acceptance of security, release of security, compromise or agreement arrived at as to the amount of, or the terms of, the guaranteed obligations, notice of adverse change in the financial condition of Lessee or any other fact which might materially increase the risk to Guarantor) or all other demands whatsoever and all guaranteed obligations shall be conclusively presumed to have been created in reliance upon this Guaranty. This Guaranty is not in any way directly or indirectly conditioned upon any attempt to collect from Lessee or upon an other event or contingency, and shall be binding upon and enforceable against Guarantor without regard to the validity or enforceability of the Transaction Agreement or this Guaranty in any jurisdiction in which Guarantor is domiciled or owns assets or conducts business or under the laws of which Guarantor is organized or is qualified or licensed to do business. Guarantor stipulates that the remedies at law in respect of any default or threatened default by Guarantor in the performance of or compliance with any of the terms of this Guaranty are not and will not be adequate, and that any of such terms may be specifically enforced by a decree for specific performance or by any injunction against violation of any such terms or otherwise.

Upon making any payment with respect to Lessee hereunder, the Guarantor shall be subrogated to the rights of Lessor against the Lessee with respect to such payment; provided that the Guarantor shall not enforce any payment by way of subrogation until all amounts payable by Lessee under the Transaction Agreement have been paid in full.

This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms. The execution and delivery of this Guaranty and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Guarantor pursuant to, any contract, indenture, mortgage, loan agreement, note, lease, or other instrument to which Guarantor is a party or by which it may be bound, or to which any of the property or assets of Guarantor is subject, nor will such action result in any violation of the provisions of the certificate or articles of incorporation or other organizing documents or by-laws of Guarantor, or any applicable law, administrative regulation or administrative court decree known to it after reasonable investigation.

The obligations of the Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.



THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS. GUARANTOR AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS OF GUARANTOR OR ANY METHOD AUTHORIZED BY THE LAWS OF TEXAS AND THE APPLICABLE RULES OF THE COURTS OF THE UNITED STATES OR THE STATE OF TEXAS.

This Guaranty constitutes the entire agreement with respect to the subject matter hereof. If any term or provision of this Guaranty or application thereof shall be invalid or unenforceable, the remainder of this Guaranty shall remain in full force and effect.

IN WITNESS WHEREOF, this agreement has been signed by an authorized officer of Guarantor.


                                    GUARANTOR:     WYNDHAM HOTEL CO, LTD
                                               -------------------------------
                                    By:
                                          ------------------------------------

                                    Name:          John Klumph
                                           -----------------------------------

                                    Title:         VP, Controller
                                             ---------------------------------

                                    Address:      2001 Bryan 23rd Floor
                                             ---------------------------------
                                                  Dallas, TX 75201
                                             ---------------------------------

                                     Telephone:    214 863 1448
                                                ------------------------------

                                     Date:        5/22/96
                                                ------------------------------


Attest:
        ------------------------------------------------

   Name:               Dawn Polce
         -----------------------------------------------

   Title:  Notary Public in and for the State of Texas
          ----------------------------------------------